SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                       FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 15, 2000


                           VISKASE COMPANIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



       Delaware                     0-5485                       95-2677354
-------------------------------    --------                      ----------
(State or other jurisdiction of   (Commission                     (I.R.S.
 incorporation or organization)     File No.)                     Employer
                                                                Identification
                                                                      No.)


6855 West 65th Street, Chicago, Illinois     60638
----------------------------------------    ---------
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: (708) 496-4200
                                                    --------------



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                                    Page 1 of 4













Item 5. - Other Events
          ------------

On December 15, 2000, Viskase Companies, Inc. announced that it is implementing significant cost reduction measures in an attempt to offset a projected shortfall in earnings before depreciation, interest, amortization and taxes for fiscal year 2001 from the estimated fiscal year 2000 for continuing operations. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.


Item 7. - Financial Statements and Exhibits
          ---------------------------------

 (c)      Exhibits

EX-99     Press release dated December 15, 2000


                                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   VISKASE COMPANIES, INC.
                                   -----------------------
                                   Registrant




                                   By:  /s/ Gordon S. Donovan
                                        ---------------------
                                        Gordon S. Donovan
                                        Vice President, Chief
                                        Financial Officer and
                                        Treasurer


December 21, 2000













Exhibit No.     Description of Exhibits                                   Page
-----------     ---------------------------------                         ----

EX-99           Press release dated December 15, 2000.                      4






















































                                      EXHIBIT 99

                         VISKASE COMPANIES, INC. ANNOUNCES
                       EARNINGS OUTLOOK FOR FISCAL YEAR 2001

CHICAGO, ILLINOIS, December 15, 2000 - Viskase Companies, Inc. (VCIC) today announced that it is implementing significant cost reduction measures in an attempt to offset a projected shortfall in earnings before depreciation, interest, amortization and taxes (EBDIAT) for fiscal year 2001 from the estimated fiscal year 2000 EBDIAT for continuing operations. Unless these cost reduction measures are successful, EBDIAT for fiscal year 2001 could be as much as 20% lower than fiscal year 2000. These cost reduction measures are necessary due to continued deterioration in the cellulosic casings market, specifically, continued competitive price pressure and increases in the cost of raw materials and other production costs. In addition, the Company is closely monitoring the negative impact that the "mad cow disease" situation in Europe will have on the demand for the Company's products in 2001.

One significant cost cutting measure the Company will take is to "mothball" its NUCEL(r) production facility until market conditions improve. An improved market environment is necessary to provide the Company with the resources to fully complete the development of this important new technology. Other cost measures include reduced staffing on a worldwide basis.

F. Edward Gustafson, President, Chief Executive Officer and Chairman of the Company stated, "We are very disappointed that the cost reductions implemented to date have not been enough to offset the decrease in prices over the past several years."

The Company has scheduled a conference call for Monday, December 18, 2000 at 9:00 a.m. (CST) to discuss this new release. The dial-in number for the conference call is 888-699-9169 and the access password is Viskase Conference. No replay of the conference call will be available.

Forward-looking statements in this press release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and company plans and objectives to differ materially from those projected. Such risks and uncertainties include, but are not limited to, general business and economic conditions; competitive pricing pressures for the Company's products; changes in other costs; and opportunities that may be presented to and pursued by the Company; determinations by regulatory and governmental authorities; and the ability to achieve synergistic and other cost reductions and efficiencies.

Viskase Companies, Inc. has its major interests in food packaging. Principal products manufactured are cellulosic and plastic casings used in the preparation and packaging of processed meat products.

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